1 Investor Presentation August 2023

2 Disclaimer & Forward-looking Statements Cautionary Statement on Forward-looking Statements This presentation contains forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Exchange Act. This presentation includes forward-looking statements that reflect our current expectations, projections and goals relating to our future results, performance and prospects. Forward-looking statements include all statements that are not historical in nature and are not current facts, including our preliminary estimated financial information for Q4 2022. When used in this news release (and any oral statements made regarding the subjects of this release, including on the conference call announced herein), the words “believe,” “expect,” “plan,” “intend,” “anticipate,” “estimate,” “predict,” “potential,” “continue,” “may,” “might,” “should,” “could,” “will” or the negative of these terms or similar expressions are intended to identify forward-looking statements, although not all forward- looking statements contain such identifying words. Such forward-looking statements involve risks and uncertainties. These forward-looking statements are based on our current expectations and assumptions about future events and are based on currently available information as to the outcome and timing of future events with respect to, among other things: our operating cash flows; the availability of capital and our liquidity; our ability to renew and refinance our debt; our future revenue, income and operating performance; our ability to sustain and improve our utilization, revenue and margins; our ability to maintain acceptable pricing for our services; future capital expenditures; our ability to finance equipment, working capital and capital expenditures; our ability to execute our long-term growth strategy and to integrate our acquisitions; our ability to successfully develop our research and technology capabilities and implement technological developments and enhancements; and the timing and success of strategic initiatives and special projects. The Company’s actual experience and results may differ materially from the experience and results anticipated in such statements. Factors that might cause such a difference include those discussed in the Company’s filings with the U.S. Securities and Exchange Commission (the “SEC”), which include its Annual or Transition Report on Form 10-K, Quarterly Reports on Form 10-Q and Current Reports on Form 8-K. For more information, see the section entitled “Forward-Looking Statements” contained in the Company’s Transition Report on Form 10-K and in other filings. Any forward-looking statements included in this presentation are made only as of the date of this presentation and, except as required by federal securities laws and rules and regulations of the SEC, the Company undertakes no obligation to publicly update or revise any forward-looking statements, whether as a result of new information, future events or otherwise. Non-GAAP Financial Measures This presentation includes Adjusted EBITDA which is a "non-GAAP financial measure" as defined in Regulation G of the Securities Exchange Act of 1934. Adjusted EBITDA is a supplemental non-GAAP financial measure that is used by management and external users of our financial statements, such as industry analysts, investors, lenders and rating agencies. Adjusted EBITDA is not a measure of net earnings or cash flows as determined by GAAP. We define Adjusted EBITDA as net earnings (loss) before interest, taxes, depreciation and amortization, further adjusted for (i) goodwill and/or long-lived asset impairment charges, (ii) stock-based compensation expense, (iii) restructuring charges, (iv) transaction and integration costs related to acquisitions, (v) costs incurred related to the COVID-19 pandemic and (vi) other expenses or charges to exclude certain items that we believe are not reflective of ongoing performance of our business. Adjusted EBITDA is used to calculate the Company's leverage ratio, consistent with the terms of the Company's ABL facility. We believe Adjusted EBITDA is useful because it allows us to more effectively evaluate our operating performance and compare the results of our operations from period to period without regard to our financing methods or capital structure. We exclude the items listed above in arriving at Adjusted EBITDA because these amounts can vary substantially from company to company within our industry depending upon accounting methods and book values of assets, capital structures and the method by which the assets were acquired. Adjusted EBITDA should not be considered as an alternative to, or more meaningful than, net income as determined in accordance with GAAP, or as an indicator of our operating performance or liquidity. Certain items excluded from Adjusted EBITDA are significant components in understanding and assessing a company's financial performance, such as a company's cost of capital and tax structure, as well as the historic costs of depreciable assets, none of which are components of Adjusted EBITDA. Our computations of Adjusted EBITDA may not be comparable to other similarly titled measures of other companies. The Company’s results for the periods Q1’19 through Q1’20 are presented on a pre-merger combined basis, which is the sum of KLX Energy Services Holdings, Inc. (“KLXE”) and Quintana Energy Services, Inc. (“QES”) results as disclosed for the given period, without any pro forma adjustments. Note that legacy QES fiscal year ended on December 31 and legacy KLXE fiscal year ended on January 31, which continued for KLXE until the Company changed its fiscal year-end from January 31 to December 31, effective beginning with the year ended December 31, 2021. As a result, our pre-merger combined quarterly data for Q1’19 includes legacy KLXE for three months ended April 30, 2019 and legacy QES for three months ended March 31, 2019; for Q2’19 includes legacy KLXE for three months ended July 31, 2019 and legacy QES for three months ended June 30, 2019; for Q3’19 includes legacy KLXE for three months ended October 31, 2019 and legacy QES for three months ended September 30, 2019; for Q4’19 includes legacy KLXE for three months ended January 31, 2020 and legacy QES for three months ended December 31, 2019; and for Q1’20 includes legacy KLXE for three months ended April 30, 2020 and legacy QES for three months ended March 31, 2020. Additional information is available from KLXE at its website, www.klxenergy.com.

3 Company Overview

KLX Energy Services (KLXE) Overview

Company Overview

- Leading U.S. onshore provider of mission critical services for the full life-cycle of technically demanding wells across major US oil and gas basins
- ~2,200 total team members as of Q2, including a deeply experienced ops leadership team with an average of 30 years of industry experience and 10 years with KLXE
- Vertical integration with in-house machining and R&D
- Long-standing relationships with blue-chip customer base
- Platform created through combination of organic and inorganic growth and well positioned to continue to grow via both

Areas of Operation


Rockies
Bakken Shale
Green River Basin
Powder River Basin
DJ Basin
Piceance Basin
Utica Shale
Marcellus Shale
Anadarko Shale
Northeast / Mid-Con
Southwest
Barnett Shale
Haynesville Shale
Permian Basin
Eagle Ford Shale
KLXE Locations
39 Core Facilities

Diversified Product Offering

Drilling	• 110 measurement-while-drilling kits • Over 850 mud motors (~60% are latest gen)
Completion	• 23 modern, large-diameter Coiled Tubing Units • 75+ Wireline Units (split with Production) • 120+ Frac Trees and 50 Guardian Isolation Tools • 490+ accommodation trailers (split with Drilling) • 4 frac spreads (2 staffed and operating) • Suite of proprietary tools & consumables
Production & Intervention	• Leading fleet of fishing and rentals tools • 16 small diameter (2" or less) Coiled Tubing Units • 34 rig-assisted Snubbing Units • Downhole production services

Diversified Business Model

Q2 '23 Revenue by Region


Midcon/Northeast 35%
Rockies 28%
Southwest 37%

Q2 '23 Revenue by Product Line


Production & Intervention 22%
Drilling 25%
Completions 54%

As of Q2 2023. Company disclosure.
Facility listing and product offering detail include facilities and tools acquired via the March 8, 2023 Greene's acquisition.

NEXT LEVEL READINESS ›
4

5 KLXE / QES Merger Integration Success Strategic Fit ✓ Premier provider of drilling, completion, production and intervention solutions with a returns driven strategy ✓ Minimal customer overlap with significant cross-sell potential ✓ Positioned to participate in further industry consolidation People ✓ Strong management team with proven operational track-record and deep M&A experience ✓ Retention of key employees ✓ Strong Board and corporate governance Efficiencies and Synergies ✓ Consolidated 24 facilities with overlapping geographic coverage and service offerings ✓ Eliminated duplicate management positions to reduce SG&A ✓ “Shared Services” consolidation and optimization ✓ Over $50MM of total cost synergies (reduced SG&A as a % of revenue from 21% in Q4 2019 (standalone KLXE) to 9% in Q2 2023) ✓ Approximately $22MM in sale of obsolete assets since closing (thru Q2 2023) ✓ Aligned across common systems, processes and procedures Valuation and Structure ✓ 100% equity financed, merger of equals ✓ Created platform that generated over $1.0B of revenue and $156MM of Adj EBITDA on a pro forma 2019 basis, including $50MM of cost synergies ✓ Deleveraging and credit-enhancing to KLXE (dollar amounts in millions) Adjusted EBITDA Bridge Note that we have presented Q2’20 on a pro forma basis as the results of legacy KLXE and legacy QES assuming the Merger had occurred on February 1, 2020.

6 A Transformed KLXE People Performance Asset Integrity Safety Customer Focus Profitability ✓ Veteran operators throughout the organization ✓ Deep technical expertise ✓ Transparent alignment of incentives ✓ Significant operating leverage ✓ Return on capital focus ✓ Performance culture ✓ Detailed KPI tracking and data-driven decision making ✓ Rigorous maintenance program to minimize downtime and ensure equipment integrity and consistency in service quality ✓ Comprehension suite of equipment and tool sizes across all PSLs ✓ Employees value safe, professional field operations ✓ Strong interdependent safety culture and track record of strong safety metrics affords KLXE the opportunity to work for the largest operators ✓ Long-term relationships with blue-chip customers ✓ Strong visibility into drilling and completion programs

Diversified and Complementary Product Service Offering

- Diversified product service offering positions KLXE to capture a larger percentage of customer spending across the lifecycle
- Refocused product service offering across core geographies to improve scale, utilization and returns

Primary Product Line	PSL[1]	Q2 2023 Rev. Contribution	Rockies	Southwest	Northeast/ Mid Con	Select Products & Services
Drilling	Directional Drilling	19%	✓	✓	✓	MWD, proprietary K-Series mud motor, directional electronics and other modules
Completion	Accommodations	5%		✓	✓	Living accommodations, water & sewage services, light plants, generators and other
	Coiled Tubing	14%	✓	✓	✓	1-1/4" to 2-5/8" coiled tubing units
	Pressure Pumping	13%	✓		✓	Acidizing, cement, frac
	Other Completion Products and Services	17%	✓	✓	✓	Flowback, frac valve rental, proprietary composite & dissolvable plugs and other proprietary products
Production & Intervention	Wireline	6%	✓	✓		Pump down, pipe recovery, logging
	Tech Services	13%	✓	✓	✓	Fishing tools & services, thru tubing, reverse units and snubbing
	Rentals	13%	✓	✓	✓	Pressure control equipment, tubulars, torque & testing, and pipe handling

As of Q2 2023. Company disclosure.
[1] Product Service Line
Numbers may not sum to 100% due to rounding

NEXT LEVEL READINESS ›
7

Significant Operating Leverage Tied To Market Recovery

(dollar amounts in millions)


US Land Rig Count and KLXE Quarterly Adj EBITDA (Including Pre-merger Combined)
1,200
1,000
800
600
400
200
-
$60
$50
$40
$30
$20
$10
$0
($10)
($20)
Q1 2019
Q2 2019
Q3 2019
Q4 2019
Q1 2020
Q2 2020
Q3 2020
Q4 2020
Q1 2021
Q2 2021
Q3 2021
Q4 2021
Q1 2022
Q2 2022
Q3 2022
Q4 2022
Q1 2023
Q2 2023
Quarterly average rig count (US Land)
KLXE Adj EBITDA

Source: Company & Baker Hughes Rig Count.

The Company's results for the periods Q1'19 through Q1'20 are presented on a pre-merger combined basis, which is the sum of legacy KLX Energy Services Holdings, Inc. ("KLXE") and Quintana Energy Services, Inc. ("QES") results as disclosed for the given periods, without any pro forma adjustments. Note that legacy QES fiscal year ended on December 31 and legacy KLXE fiscal year ended on January 31, which continued for KLXE until the Company changed its fiscal year-end from January 31 to December 31, effective beginning with the year ended December 31, 2021. As a result, our pre-merger combined quarterly data for Q1'19 includes legacy KLXE for three months ended April 30, 2019 and legacy QES for three months ended March 31, 2019, for Q2'19 includes legacy KLXE for three months ended July 31, 2019 and legacy QES for three months ended June 30, 2019, for Q3'19 includes legacy KLXE for three months ended October 31, 2019 and legacy QES for three months ended September 30, 2019, for Q4'19 includes legacy KLXE for three months ended January 31, 2020 and legacy QES for three months ended December 31, 2019, and for Q1'20 includes legacy KLXE for three months ended April 30, 2020 and legacy QES for three months ended March 31, 2020. Furthermore, note that we have presented Q2'20 on a pro forma basis as the results of legacy KLXE and legacy QES assuming the Merger had occurred on February 1, 2020. We have presented Q3'21 on a pro forma basis as three months ended September 30, 2021, and we have presented Q4'21 on a pro forma basis as three months ended December 31, 2021. Pre-merger periods exclude the value of deal synergies.

NEXT LEVEL READINESS ›
8

9 Greene’s Acquisition Case Study Cost Synergies ▪ Identified $2.0MM to $3.0MM recurring cost synergies ▪ Expect to realize savings within 12 months of transaction closing Accretive ▪ Expect the transaction to be accretive across all key metrics Deleveraging ▪ Greene’s had zero leverage and $1.7MM of cash at closing ▪ KLXE 2022 Net Leverage Ratio improves to approximately 2.0x and 1.4x based on annualized 2H 2022 results Strategic Fit ▪ Augments KLXE’s frac rentals and flowback/well testing offerings in the Permian and Eagle Ford with the addition of Greene’s proprietary isolation tool and their Eagle Ford flowback and well testing business • On March 8, 2023 KLXE announced the all-stock acquisition of Greene’s Energy Services (“Greene’s”) • Implied enterprise value of approximately $30.3 million based on a 30-day volume weighted average price as of March 7, 2023 and less acquired cash • Greene’s generated 2022 Revenue and Adj EBITDA of $69.0MM and $14.7MM, respectively and expected full year 2023P Revenue and Adj EBITDA ranges of $70MM to $75MM and $18MM to $20MM, respectively

10 Top Operators Choose KLXE ▪ Served over 760 unique customers in 2022 with no one customer accounting for more than 5% of 2022 revenue ▪ Diverse customer base – Top 10 2022 customers accounted for 30% of 2022 Revenue ▪ Significant leverage to the most active operators in the United States As of Q2 2023. Company disclosure. Select Customer Relationships

11 • Rapidly improving financial results as KLXE has grown back into the capital structure • Q2 2023 Revenue and Adj EBITDA of $234MM and $40MM, respectively Profitability Continues to Improve As of Q2 2023. Company disclosure. Q1 2023 includes only a partial month contribution from Greene’s. See Free Cash Flow reconciliation in the Appendix Summary (dollar amounts in millions) FY 2022 Q3 '22 Q4 '22 Q1 '23 Q2 '23 Revenue Rockies $229.0 $66.5 $66.1 $67.9 $66.4 Southwest 255.2 68.5 74.8 73.4 86.3 Mid-Con / Northeast 297.4 86.6 82.4 98.3 81.3 Revenue $781.6 $221.6 $223.3 $239.6 $234.0 Revenue Growth 79% 20% 1% 7% -2% Adjusted EBITDA Rockies $49.2 $17.3 $17.9 $15.5 $17.0 Southwest 33.2 10.2 12.4 10.2 14.8 Mid-Con / Northeast 54.8 21.3 19.7 23.7 18.0 Corporate & Other (40.5) (11.7) (12.7) (11.2) (10.1) Adjusted EBITDA $96.7 $37.1 $37.3 $38.2 $39.7 Adjusted EBITDA Margin Rockies 21.5% 26.0% 27.1% 22.8% 25.6% Southwest 13.0% 14.9% 16.6% 13.9% 17.1% Mid-Con / Northeast 18.4% 24.6% 23.9% 24.1% 22.1% Adjusted EBITDA Margin 12.4% 16.7% 16.7% 15.9% 17.0% Net Income ($3.1) $11.1 $13.2 $9.4 $11.4 Free Cash Flow (3.0) 11.3 7.4 (13.9) 47.3

12 Enhanced Capitalization & Leverage Profile As of Q2 2023. Company disclosure Net Leverage Ratio reflects Last Quarter Annualized Adj EBITDA. See reconciliation on Slide 28 Net Debt & LQA Net Leverage Ratio (dollar amounts in millions) Current Capitalization Highlights $254 $226 $244 $202 1.7x 1.5x 1.6x 1.3x 0.0x 0.4x 0.8x 1.2x 1.6x 2.0x $0 $50 $100 $150 $200 $250 $300 Q3 '22 Q4 '22 Q1 '23 Q2 '23 Net Debt LQA Net Leverage Ratio $144MM Liquidity $82MM Cash $202MM Net Debt 1.3x Net Leverage Ratio

13 Go-Forward Strategy Augment Balance Sheet Strength ▪ Continue to de-lever through a combination of EBITDA growth, free cash flow generation, debt reduction and consolidation Consolidation ▪ Believe KLX is the partner of choice for consolidation ▪ Greene’s acquisition is a blue-print by which KLX can structure win-win transactions and provide a conduit to liquidity for exceptional private oil service businesses ▪ Continue to maximize long-term shareholder value via synergistic consolidation Technology & Organic Growth ▪ Expand integrated suite of proprietary technology and products ▪ Expand certain PSLs geographically ▪ Continue to redeploy and expand our asset base in certain PSLs as returns warrant Operational Excellence ▪ Provide market leading onsite job execution and safety ▪ Drive margin enhancing utilization ▪ Focus on pricing and cost structure to drive margins ▪ Expand share of wallet with top customers

14 Appendix

Reconciliation of Consolidated Net Loss to Adjusted EBITDA (Loss)

(dollar amounts in millions)

Adj EBITDA Reconciliation

	Q1'19 (2)	Q2'19 (2)	Q3'19 (2)	Q4'19 (2)	Q1'20 (2)	Q2'20	Q3'20	Q4'20
Consolidated net loss (1)	$ (13.9)	$ (7.8)	$ (117.2)	$ (33.0)	$ (263.8)	$ (54.8)	$ (38.3)	$ (30.5)
Income tax expense (benefit)	0.5	0.3	(0.3)	(8.4)	0.1	—	0.2	0.1
Interest expense, net	7.8	8.3	8.1	8.3	8.1	7.6	7.7	8.0
Operating income (loss)	(5.6)	0.8	(109.4)	(33.1)	(255.6)	(47.2)	(30.4)	(22.4)
Bargain purchase gain	—	—	—	—	—	—	2.4	(1.6)
Impairment and other charges	—	—	87.3	1.2	218.0	—	4.4	0.8
One-time costs (benefits), excluding impairment and other charges	5.4	1.2	12.3	5.0	14.7	1.6	3.0	2.4
Adjusted operating income (loss)	(0.2)	2.0	(9.8)	(26.9)	(22.9)	(45.6)	(20.6)	(20.8)
Depreciation and amortization	27.2	29.6	29.9	26.8	26.1	21.5	14.7	17.9
Non-cash compensation	7.3	7.3	6.0	6.6	1.8	4.8	0.5	0.3
Adjusted EBITDA (loss)	$ 34.3	$ 38.9	$ 26.1	$ 6.5	$ 5.0	$ (19.3)	$ (5.4)	$ (2.6)

*Previously announced quarterly numbers may not sum to the year-end total due to rounding.

(1) Quarterly cost of sales includes $2.1 million of lease expense associated with five coiled tubing unit leases.

(2) The Company's results for the periods Q1'19 through Q1'20 are presented on a pre-merger combined basis, which is the sum of KLX Energy Services Holdings, Inc. ("KLXE") and Quintana Energy Services, Inc. ("QES") results as disclosed for the given period, without any pro forma adjustments. Note that legacy QES fiscal year ended on December 31 and legacy KLXE fiscal year ended on January 31, which continued for KLXE until the Company changed its fiscal year-end from January 31 to December 31, effective beginning with the year ended December 31, 2021. As a result, our pre-merger combined quarterly data for Q1'19 includes legacy KLXE for three months ended April 30, 2019 and legacy QES for three months ended March 31, 2019, for Q2'19 includes legacy KLXE for three months ended July 31, 2019 and legacy QES for three months ended June 30, 2019, for Q3'19 includes legacy KLXE for three months ended October 31, 2019 and legacy QES for three months ended September 30, 2019, for Q4'19 includes legacy KLXE for three months ended January 31, 2020 and legacy QES for three months ended December 31, 2019, and for Q1'20 includes legacy KLXE for three months ended April 30, 2020 and legacy QES for three months ended March 31, 2020. Furthermore, note that we have presented Q2'20 on a pro forma basis as the results of legacy KLXE and legacy QES assuming the Merger had occurred on February 1, 2020. Pre-merger periods exclude the value of deal synergies.

Source: Company Disclosure

NEXT LEVEL READINESS ›
15

16 Reconciliation of Consolidated Net Income (Loss) to Adjusted EBITDA (Loss) (dollar amounts in millions) Source: Company Disclosure Adj EBITDA Reconciliation (Continued) *Previously announced quarterly numbers may not sum to the year-end total due to rounding. (1) The one-time costs during the second quarter of 2023 relate to $0.3 in professional costs related to the Greene’s acquisition and $0.2 in severance. (2) Quarterly cost of sales includes $2.1 million of lease expense associated with five coiled tubing unit leases. (3) We have presented Q3’21 on a pro forma basis as three months ended September 30, 2021, and we have presented Q4’21 on a pro forma basis as three months ended December 31, 2021. Q1’21 Q2’21 Q3’21 Q4’21 Q1’22 Q2’22 Q3’22 Q4’22 Q1’23 Q2’23 Consolidated net income (loss) (2) ......... $ (36.8) $ (25.0) $ (20.3) $ (18.6) $ (19.9) $ (7.5) $ 11.1 $ 13.2 $ 9.4 $ 11.4 Income tax expense (benefit) ..................... 0.1 0.1 0.1 0.1 0.1 0.2 0.3 — 0.2 (0.3) Interest expense, net . 7.8 8.0 8.2 8.2 8.3 8.7 9.0 9.0 9.3 8.5 Operating income (loss) ......................... (28.9) (16.9) (12.0) (10.3) (11.5) 1.4 20.4 22.2 18.9 19.6 Bargain purchase gain .................................. — 0.5 0.5 — — — — — (3.2) 1.2 Impairment and other charges (1) .................. — 0.2 0.2 — — — — — — — One-time costs (benefits), excluding impairment and other charges (1) .................. 3.3 1.3 0.7 1.4 2.0 1.2 1.7 (0.5) 5.3 0.5 Adjusted operating income (loss) ............. (25.6) (14.9) (10.6) (8.9) (9.5) 2.6 22.1 21.7 21.0 21.3 Depreciation and amortization .............. 15.4 14.5 13.8 14.8 13.7 14.0 14.2 14.9 16.5 17.6 Non-cash compensation ............ 0.8 1.0 0.9 0.8 0.7 0.8 0.8 0.7 0.7 0.8 Adjusted EBITDA (loss) ......................... $ (9.4) $ 0.6 $ 4.1 $ 6.7 $ 4.9 $ 17.4 $ 37.1 $ 37.3 $ 38.2 $ 39.7

17 Consolidated Net Income (Loss) Margin Reconciliation Source: Company Disclosure Consolidated Net Income (Loss) Margin Reconciliation (dollar amounts in millions)

18 Consolidated Adjusted EBITDA (Loss) Margin Reconciliation Source: Company Disclosure Consolidated Adjusted EBITDA (Loss) Margin Reconciliation (dollar amounts in millions) Q1’21 Q2’21 Q3’21 Q4’21 Q1’22 Q2’22 Q3’22 Q4’22 Q1’23 Q2’23 Adjusted EBITDA (loss) ............................. $ (9.4) $ 0.6 $ 4.1 $ 6.7 $ 4.9 $ 17.4 $ 37.1 $ 37.3 $ 38.2 $ 39.7 Revenue .............................. 90.8 111.9 128.3 145.0 152.3 184.4 221.6 223.3 239.6 234.0 Consolidated Adjusted EBITDA (loss) margin .............................. (10.3) % 0.5% 3.2% 4.6% 3.2% 9.4% 16.7% 16.7% 15.9% 17.0%

19 Reconciliation of Segment Operating Income (Loss) to Adjusted EBITDA (Loss) (dollar amounts in millions) Rocky Mountains Segment Adj EBITDA (Loss) Reconciliation Source: Company Disclosure

20 Reconciliation of Segment Operating Income (Loss) to Adjusted EBITDA (Loss) Source: Company Disclosure (dollar amounts in millions) Southwest Segment Adj EBITDA (Loss) Reconciliation

21 Reconciliation of Segment Operating Income (Loss) to Adjusted EBITDA (Loss) Source: Company Disclosure (dollar amounts in millions) Northeast/Mid-Con Segment Adj EBITDA (Loss) Reconciliation

22 Segment Operating Income (Loss) Margin Reconciliation Source: Company Disclosure Segment Operating Income (Loss) Margin Reconciliation (dollar amounts in millions)

23 Segment Adjusted EBITDA (Loss) Margin Reconciliation Source: Company Disclosure Segment Adj EBITDA (Loss) Margin Reconciliation (dollar amounts in millions)

24 SG&A Margin Reconciliation Source: Company Disclosure SG&A Margin Reconciliation (dollar amounts in millions)

25 Annualized Adjusted EBITDA (Loss) Reconciliation Source: Company Disclosure Annualized Quarterly Adj EBITDA (Loss) Reconciliation (dollar amounts in millions)

26 Free Cash Flow Reconciliation Source: Company Disclosure Free Cash Flow Reconciliation (dollar amounts in millions)

27 Net Debt Reconciliation Source: Company Disclosure Net Debt Reconciliation (dollar amounts in millions)

28 LQA Net Leverage Ratio Reconciliation Source: Company Disclosure LQA Net Leverage Ratio Reconciliation (dollar amounts in millions)